UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2019

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 7.01. Regulation FD Disclosure.

On May 6, 2019, First Choice Bancorp (the “Company” or “First Choice”) (NASDAQ: FCBP), the holding company of First Choice Bank, issued a press release announcing that Robert M. Franko, President and Chief Executive Officer, and Lynn M. Hopkins, Executive Vice President and Chief Financial Officer, will participate in the 21st Annual D.A. Davidson Financial Institutions Conference in Denver, Colorado at the Omni Interlocken Resort. During the conference, Mr. Franko and Ms. Hopkins will hold a series of meetings with, and will be make a presentation to, potential investors. A copy of the press release is attached as Exhibit 99.1 and a copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K. The presentation may be distributed to other interested parties at a later date.

A copy of the presentation is also available on the Company’s website at https://www.firstchoicebankca.com/, and clicking “Investor Relations” and then clicking “Presentations” under the “News and Events” menu located at the top.

The presentation may contain forward-looking statements about the Company’s relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the Company’s balance sheet or income statement. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall expressly be set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	First Choice Bancorp to Participate in D.A. Davidson Financial Institutions Conference
99.2	First Choice Bancorp Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: May 6, 2019	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer